UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2005

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with his election as Chairman and Chief Executive Officer, certain changes to Mr. McCoy’s compensation have been approved. These changes are discussed below in Item 5.02, which discussion is incorporated into this Item 1.01 by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of George W. Buckley as Chairman and Chief Executive Officer

On December 7, 2005, Brunswick Corporation (the “Company”) announced that George W. Buckley has resigned as Chairman and Chief Executive Officer of the Company, effective immediately.

Election of Dustan E. McCoy as Chairman and Chief Executive Officer

On December 7, 2005, the Company announced that Dustan E. McCoy, Vice President and President - Brunswick Boat Group, has been named Chairman and Chief Executive Officer, effective immediately.  Mr. McCoy, age 56, has served as Vice President and President - Brunswick Boat Group since 2000. From 1999 to 2000, he was Vice President, General Counsel and Secretary of the Company. In connection with Mr. McCoy’s election, the Company’s Board of Directors (the “Board”) has approved an annual salary of $800,000, a target annual Brunswick Performance Plan bonus of 100% of his annual salary, and a Strategic Incentive Plan bonus target of 100% of his annual salary, and the Human Resources and Compensation Committee of the Board has approved an award of 25,000 restricted stock units that vest on December 6, 2009.

Election of Lawrence A. Zimmerman as Director

On December 6, 2005, the Board elected Lawrence A. Zimmerman to the Company’s Board of Directors effective February 7, 2006. Mr. Zimmerman will stand for re-election at the Company’s 2007 annual meeting of stockholders. The Board has not yet determined the committees of the Board to which Mr. Zimmerman will be named.

A copy of the press release announcing the resignation of Mr. Buckley and the election of Mr. McCoy is furnished as Exhibit 99.1 and is incorporated herein by reference.

A copy of the press release announcing the election of Mr. Zimmerman is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                           Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Document

99.1	Press Release regarding the resignation of George W. Buckley and the naming of Dustan E. McCoy as Chairman and Chief Executive Officer issued December 7, 2005.

99.2	Press Release regarding the election of Lawrence A. Zimmerman to the Board of Directors issued December 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: December 7, 2005	By:	/s/ MARSCHALL I. SMITH
Name: Marschall I. Smith
Title: Vice President, General Counsel and Secretary